UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

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Building a Greater Company - Together

Houston, Townhall Meeting -- October 6, 2011

Safety Briefing

Content

1. Who We Are

2. Technip Subsea Capabilities

3. Why Uniting Makes Sense

4. Integration

Who We Are

Technip Today

* Worldwide presence with 25,000 people in 48 countries

* []6.1 B / $8 B revenues in 2010

* Portfolio of state-of-the-art assets

* High added-value differentiating technologies

* 3 segments for "One Technip": Subsea, Offshore, Onshore

* Solid execution delivering financial performance

Our Focus on HSE

* A core value

* Objective of zero incidents and injuries

* Integrated at a contract stage

* Trust between workforce and management

* Training: Pulse now adopted by major clients

We want to become the reference company for Health, Safety and the Environment

Our People: Our Critical Asset

* Effectively manage talent

* Harmonized human resource processes

 throughout the world (HR Without Borders)

* Foster mobility in its 3 dimensions

 (geographic, functional and segmental)

* Train people and develop skills through

 Technip University

* Promote diversity

 * 104 nationalities represented in the Group

Our priority: develop talent pools worldwide and offer them exactly the same opportunities, regardless of countries or background

Our Worldwide Footprint

A Growing and Balanced Backlog

[euro] million (not audited)

Our Operational Organization

Asia Pacific -- Kuala Lumpur
Edgar Pushparatnam

North Sea and
Canada Offshore - Aberdeen
Knut Boe

North America -- Houston
David Dickson

Brazil -- Rio de Janeiro
Jose Jorge Araujo

Middle East -- Abu Dhabi
Arturo Grimaldi

What We Stand For

* Our mission: "Deliver safe and successful energy projects across the world for the benefit of our all stakeholders"

* Our vision: "Meet the world's energy challenges through our projects"

* Our signature: "take it further" means:

Excelling in what we do - Succeeding together Exceeding expectations -
Innovating continuously

* Our values:

Technip Subsea Capabilities

Technip Subsea Segment

Products              Architecture and Engineering          Services
                                                           Deep Water
       Flexible Pipes                                      Installation
                                                         and Construction
      Rigid Pipelines
                                                           Pipelaying

          Umbilicals                                       Inspection,
                                                   Repair  and  Maintenance

Vertically Integrated Business to Optimize Design & Execution

R&D (1)

World-class R&D facilities

Le Trait (France)

Aberdeen (UK)

Newcastle (UK)

Rio & Vitoria (Brazil)

- New prototypes
- Proprietary technology
- R&D Centers close to production sites

Design & Project Management (2)

Strategic locations
Paris
Aberdeen
Oslo
Houston
Kuala Lumpur
Perth
Rio de Janeiro

- Optimized solutions
- "A la carte" engineering
- Dedicated teams around the world

Manufacture and Fabricate (3)

Le Trait (France), Vitoria (Brazil), AsiaFlex (Malaysia)

Spoolbases:
Evanton (UK), Orkanger (Norway), Mobile (USA), Dande (Angola)

Logistic bases:
Vitoria, Angra Porto (Brazil)

Umbilicals: Newcastle (UK), Houston (USA), Lobito (Angola)

- Flexibles pipes Umbilicals
- Manufacturing plants on all continents

Install and Monitor (4)



- Vessels designed to install our pipes
- Vertical Laying system
- Monitoring

14

Technip Flexible Pipe Manufacturing Plants

Flexi France (Le Trait, France) Workforce: 1,000
Flexible pipe capacity: 480 km

Asiaflex Products (Tanjung Langsat, Malaysia) Workforce: nearly 200 Flexible pipe capacity: 150 km

Flexibras (Vitoria, Brazil) Workforce: 1,200
Flexible pipe capacity: 380 km

Technip Umbilicals Manufacturing Plants

Duco Ltd (Newcastle, UK) Asiaflex Products
Workforce: 350           (Tanjung Langsat,
Steel/plastic umbilical  Malaysia)
capacity: 300 km         Workforce: nearly 200

Duco Inc (Houston, US) Workforce: 90
Steel umbilical capacity: 300 km

Angoflex (Lobito, Angola)
Steel umbilical capacity: 100 km

Technip Spoolbases

Mobile, Alabama, USA

Orkanger, Norway

Evanton, UK

Dande, Angola

A High Performing Fleet

*Rigid and flexible pipelay vessels
6 units
Deep Blue  Apache II  Deep Energy*  Skandi Niteroi* Skandi Vitoria  Sunrise 2000

*Subsea construction vessels (flexlay capability)
4 units Deep Pioneer  Deep Constructor  Normand Pioneer  Newbuild vessel for Asian Market *

*Diving support
vessels (DSV)
10 units
Skandi Arctic  Seamec 1  Seamec 2  Orelia  Seamec Princess
Skandi Achiever  Venturer  Seamec 3  Wellservicer  Alliance

*Vessels under construction

Expanded Project Execution Capabilities

Flexible -Lay, Reel-Lay  and J-Lay  S-Lay

Heavy Lift

Inter-fields / Export lines

Infield lines

Technip Global Industries

Why Uniting Makes Sense

We Complement and Bring Value to Each Other

*    YOU have strong Subsea capability -which is central to OUR Strategy.

*    Your business is complementary to ours - bringing a specialized fleet with
     2 new flagship vessels, experienced and capable crews, S-Lay and diving capability, a strong presence in Mexico, Middle East and Asia for all activities

*    We share a common vision on Subsea - great growth potential, larger and more complex projects, international.

*    We have a common approach to working - trusted teams focused on safety, efficient operations, delivering value-added engineering and project management

Together We Will Take it Further

* A substantially larger addressable part of the quickly growing subsea market

* An expanded offering for our clients -- broader suite of technologies, products and services notably for complex EPCI projects

* A larger commercial footprint

* Strong revenue and cost synergies

* For all our employees greater career opportunities

* Conclusion: Our global presence, world-class technologies, assets and services and strong project management track record will enable achivement of the full value and potential of your know-how, assets and experience

--------------------------

Legal Do's and Don'ts

* Antitrust Requirements - until the deal has closed, Technip and

 Global must continue to: (1) compete; and (2) make independent business decisions

* Significant risk of delay in antitrust clearance and substantial fines for failure to observe

* Integration planning is permissible; but implementation is not permitted

* Continuum of antitrust risk in integration planning

 * Least risky -- back office, IT, other support functions

 * Most risky -- forward, customer facing functions -- sales, marketing, strategic planning

--------------------------

Legal Do's and Don'ts

DON'Ts:

* Technip cannot direct the business activities of Global

 * We can not require the review/consent to Global's ordinary course contracts

 * We can not engage in joint bidding, joint negotiations, or joint sales calls with customers, outside of the ordinary course of business and/or without involvement of Legal

* Parties cannot stop competing, attempt to "manage" competition or

 "steer" customers pending closing

* Cannot transfer business assets between the companies

* Cannot discuss or exchange competitively sensitive information

* Cannot hold joint meetings to discuss:

 * Pricing

 * Marketing

 * Customers or competition

 * Other core activities where we are in competition

--------------------------

Legal Do's and Don'ts

DO's:

* Can conduct joint meetings if we are in a pre-existing commercial alliance

* Can inform employees that they will be retained after closing

* Can issue "future organization charts" that are subject to closing

* Can negotiate packages for future employees subject to closing

* Can hold meetings where we describe our current business activities and how we see future integration subject to closing. This applies also to working methodology and technical issues so long as they are subject to closing

--------------------------

Integration Team 10 + 10

Disciplines	Global	Technip
Team Leader	-	Deanna Goodwin
Leadership support	John Sprot	-
Fleet and Operations:	-	Carl Holmen
Fleet	Grant Johnson	Ian McCall
Operations	Matt Osborne	David McGuire
Business Development	Emiliano Pescador	Scott Munro
HSE and Quality	Tim Chetwynd	Audrey Brown
Finance	Kim Craig	Franck Topalian
Legal	Jim Wynn	John Freeman
MIS	Sven Feldhaus	Sandra Barnett
Human Resources	Jamie Hinch	Steve Allen
Process support	Luis Rey	-

27

Technip

Integration Objectives (post-closing)

1. Retain the talent and capabilities of Global Industries

2. Build quality back-log of projects

3. Reinforce leadership in Subsea (increase Technip's current addressable market in subsea by 30%)

4. Achieve a break-even result in 2012

5. Achieve the cost-savings target ($30 million in 2013)

6. Achieve the long-term target ROCE of 15%

--------------------------

Phases of the Integration Process

--------------------------

Near -term plans: October 2011

*October Objective: Gain a common understanding

--------------------------

Integration Summary

1. Retain the capabilities = focus on the people

2. Follow the do's and don'ts

3. Our first step is to gain a better understanding of how we each currently operate

4. Our second step will be to create a "common sense" plan

 * Based on the facts, involving as many people as practical

 * Focused on the objectives, and

 * Considering the long-term strategy for subsea.

As soon as possible!!

5. Don't lose or break anything

    * (All subject to closing)

--------------------------

SEC Filing legend

In connection with the proposed transaction, Global Industries will file a proxy statement and other relevant documents with the SEC. Before making any voting decisions, investors and security holders of Global Industries are urged to read the proxy statement carefully and in its entirety when it becomes available and any other relevant documents filed with the SEC because they will contain important information. Investors and security holders will be able to obtain these documents free of charge at the website maintained by the SEC at
www.sec.gov. In addition, documents filed with the SEC by Global Industries are available free of charge by writing Global Industries at the following address:
Global Industries, 8000 Global Industries, 8000 Global Drive, Carlyss Louisiana
70665, Attention: Investor Relations. Documents filed with the SEC by Technip are available free of charge from Technip's website at http://investors
-en.technip. com.

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QUESTIONS

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Houston, Townhall Meeting -- October 6, 2011

Building a Greater Company -Together
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